SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2003

Commission File Number 0-16986

ACCLAIM ENTERTAINMENT, INC.

(Exact name of the registrant as specified in its charter)

Delaware		38-2698904
(State or other jurisdiction of incorporation or organization)		(IRS Employer Identification No.)

One Acclaim Plaza, Glen Cove, New York		11542
(Address of principal executive offices)		(Zip Code)

(516) 656-5000
(Registrant’s telephone number)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Acclaim Entertainment, Inc. Press Release dated October 6, 2003.

Page 2 of 3 pages

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCLAIM ENTERTAINMENT, INC.

Date: October 6, 2003

	By:	/S/ GERARD F. AGOGLIA

Name: Gerard F. Agoglia Title: Chief Financial Officer

Page 3 of 3 pages